SECOND AMENDMENT TO ESCROW AGREEMENT

SECOND AMENDMENT TO ESCROW AGREEMENT (the “Second Amendment Agreement”) dated as of April __, 2010, by and between Willing Holding, Inc., a Florida corporation (“WHDX”), 11i Solutions, Inc. a Georgia corporation (“11i”) and Schneider Weinberger & Beilly LLP, a Florida limited liability partnership (the “Escrow Agent”).

WITNESSETH

WHEREAS, WHDX, 11i and the Escrow Agent are parties to an Escrow Agreement dated March 26, 2010 and an Amendment to Escrow Agreement dated April 2, 2010 (collectively the “Escrow Agreement”); and

WHEREAS, the Escrow Agreement provides among other things, that 11i shall deposit with the Escrow Agent (“11i’s Escrow Property”) funds which in the aggregate are equal to Two Hundred Twenty-Five Thousand Dollars ($225,000.00), in installments as follows: $75,000 (“First Installment”) by April 21, 2010; $75,000 (“Second Installment”) within sixty (60) days of the execution of the Escrow Agreement, or ninety (90) days of the execution of the Escrow Agreement in the event WHDX delivers to the Escrow Agent prior to the sixtieth day written notice that the Second Installment payment date has been extended (“Extended”) to ninety (90) days from the execution of this Escrow Agreement; and $75,000 within ninety (90) days of the execution of the Escrow Agreement (“Third Installment”).

WHEREAS, WHDX and 11i desire to amend certain terms and conditions of the Escrow Agreement as provided for in this Second Amendment Agreement.

NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           The foregoing recitals are true and correct and are incorporated herein by such reference.

2.           The Escrow Agreement is hereby amended as follows:

(a)           the date 11i shall deliver the First Installment is extended from “by April 12, 2010” to “by April 23, 2010”,

(b)           the amount of the 11i Escrow Property to be deposited with the Escrow Agent is reduced from $225,000 to $215,000,

(c)           the First Installment amount is reduced from $75,000 to $65,000,

(d)           Exhibit A shall be revised to delete the amounts due GRUBER & COMPANY LLC, which Exhibit A shall be replaced in its entirety by Exhibit A attached hereto; and

(e)           11i shall deposit with the Escrow Agent the Second Installment and Third Installment ninety (90) days of the execution of the Escrow Agreement.

3.           WHDX and 11i further understand and agree that the Escrow Agent will not accept, and will return to the sender, any amounts into escrow other than wire transfers from 11i’s bank in the aggregate amounts of $65,000 (First Installment), $75,000 (Second Installment) and $75,000 (Third Installment).

4.           Except as specifically set forth herein, all other terms and conditions of the Escrow Agreement remain in full force and effect. All terms not otherwise defined herein shall have the same meaning as set forth in the Escrow Agreement.

5.           Miscellaneous.

5.1           Governing Law; Jurisdiction, Venue.  This Second Amendment Agreement shall be governed by and construed and enforced in accordance with the law (other than the law governing conflict of law questions) of the State of Florida.  Except as otherwise set forth herein, any suit, action or proceeding arising out of or relating to the Escrow Agreement or this Second Amendment Agreement shall be brought in State Circuit Court or Federal District Court located in Palm Beach County, Florida, and the parties hereby (a) submit to the exclusive jurisdiction of such courts, (b) waive any objection to the laying of venue in such courts, and (c) agree that service of process in any such suit, action or proceeding, in addition to any other method permitted by applicable law, may be effected by certified mail, return receipt requested, to a party at its address set forth in Section 8 of the Escrow Agreement.

4.2           Counterparts.  This Second Amendment Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Second Amendment Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their respective hands to be set hereto with the intention of being bound effective in all respects as of the date and year first hereinabove written.

Willing Holding, Inc.

By:	/s/ Thomas L. DiStefano, III
Thomas L. DiStefano, III, President

11i Solutions, Inc.

By:	/s/ Domingo Silvas
Domingo Silvas, President

SCHNEIDER WEINBERGER & BEILLY LLP

By:	/s/ Roxanne K. Beilly
Roxanne K. Beilly, Member